EXECUTION VERSION

                                AMENDMENT NO. 1

         This AMENDMENT NO. 1, dated as of February 25, 2005 (this "Amendment"), is among FRIEDMAN'S INC., a Delaware corporation and a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (the "Borrower"), the Subsidiaries of the Borrower listed on the signature pages hereof, each, a debtor and debtor in possession under chapter 11 of the Bankruptcy Code, as Subsidiary Guarantors (the "Subsidiary Guarantors"), the Lenders party hereto and CITICORP USA, INC., as administrative agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), and amends the SECURED SUPER-PRIORITY DEBTOR IN POSSESSION REVOLVING CREDIT AGREEMENT, dated as of January 31, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Subsidiary Guarantors, the Lenders and Issuers party thereto and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                             W I T N E S S E T H:

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to make certain amendments as described below; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

     SECTION   1.   AMENDMENTS TO THE CREDIT AGREEMENT

         Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:

         (a) The definition of "Borrowing Base" in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Borrowing Base" means, at any time, subject to any Eligibility Reserve then in effect, the sum of (a) the lesser of (i) 42.5% of the Net Balance of the Loan Parties' Eligible Installment Contracts (provided that the Administrative Agent's may in its sole discretion (exercised reasonably and in accordance with customary business practices for its comparable asset based transactions) from time to time change such advance rate to a percentage not in excess of 42.5%, and each such change shall become effective three Business Days after written notice of such change from the Administrative Agent to the Borrower); and (ii) 85.0% of the Net Orderly Liquidation Value of the Loan Parties' Installment Contracts, and
     (b) 85.0% of the Net Orderly Liquidation Value of the Loan Parties' Eligible Inventory, as adjusted monthly in accordance with the most recent written appraisal of such Inventory delivered to the Administrative Agent pursuant to Section 6.11(b), minus any Borrowing Base Reserve in effect as such time; provided, however, that prior to the date of delivery of the appraisals referred to in Section 6.11(e), the Net Orderly Liquidation Value of Installment Contracts shall be determined by the Borrower based upon the most recent information available to it, which information shall be in form and substance satisfactory to the Administrative Agent.

         (b) The definition of "Borrowing Base Reserve" in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Borrowing Base Reserve" means, at any time, as of three Business Days after the date of written notice of any determination thereof to the Borrower by the Administrative Agent, such amounts as the Administrative Agent may from time to time establish against the Borrowing Base, in the Administrative Agent's sole discretion exercised reasonably and in accordance with customary business practices for its comparable asset based transactions, in order to address an impairment of the value of the Collateral in the Borrowing Base or an impairment of the Administrative Agent's Lien thereon, including in any event the following: (a) a reserve for the consignment of goods purchased but not paid for unless the consignor thereof has agreed in writing in form and substance satisfactory to the Administrative Agent that such goods will be treated as owned by the applicable Loan Party and that such goods and the proceeds thereof are not subject to any Lien in favor of such consignor or claim of ownership by such consignor, (b) a reserve for the Loan Parties' gift certificate and layaway programs and (c) a reserve for any sales tax liability.

         (c) The definition of "Cash Concentration Account" in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Cash Concentration Account" means the deposit account no. 3059-0515 (or such other deposit account as may be notified by the Administrative Agent to the Borrower) at Citibank, designated as "CUSA F/A/O FRIEDMAN'S INC. CONCENTRATION A/C", which account shall be under the sole dominion and control of the Administrative Agent.

         (d) The definition of "Eligible Installment Contracts" in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended as follows:

              (i) by amending and restating the first paragraph thereof prior to clause (a) in its entirety to read as follows:

         "Eligible Installment Contracts" means, for each Loan Party as of any date of determination and without duplication, those Installment Contracts that constitute Collateral; provided, however, that an Installment Contract shall not be an Eligible Installment Contract if any of the following shall be true:

              (ii) by amending clause (b) thereof by replacing the reference to "sixty (60) days" with "thirty (30) days (or, at the sole discretion of the Administrative Agent exercised reasonably and in accordance with customary business practices for its comparable asset based transactions, sixty (60)
days)".

              (iii) by amending clause (r) thereof by amending and restating it in its entirety to read as follows: "(r) [Intentionally Omitted]".

              (iv) by (A) deleting the word "and" at the end of clause (s) thereof, (B) adding as new clauses (t), (u) and (v) the following:

         (t) the portion of any Installment Contracts constituting unearned finance charges, unearned credit insurance premiums and unearned warranty premiums;

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

         (u)   the portion of any Installment Contracts constituting late fees;

         (v) Installment Contracts originated at retail stores that have been subsequently closed, unless (i) the applicable customer is current on scheduled payments thereunder or (ii) the payments with respect thereto have been transferred to another retail store operated by a Loan Party; and

and (C) renumbering the existing clause (t) thereof as "clause (w)".

         (e) The definition of "Eligible Inventory" in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended as follows:

              (i) by amending clause (a) by adding at the end of clause (ii) thereof (but prior to the proviso therein) the following: "and Liens permitted in clause (g) below".

              (ii) by deleting the phrase ", obsolete" from clause (b) of such definition.

              (iii) by (A) deleting the word "and" at the end of clause (k) thereof, (B) adding as new clauses (l) and (m) the following:

         (l)   Inventory designated as "credits and trades";

         (m)   Inventory in the possession of outside processors; and

and (C) renumbering the existing clause (l) thereof as "clause (n)".

         (f) The definition of "Equity Cushion" in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: "[Intentionally Omitted]".

         (g) The definition of "First Day Orders" in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "First Day Orders" means all orders entered by the Bankruptcy Court on the Petition Date or within five Business Days of the Petition Date or based on motions filed on the Petition Date or within five Business Days of the Petition Date.

         (h) The definitions of "Incremental Projections" and "Projections" are hereby deleted and each reference in the Credit Agreement to "Projections" is hereby replaced with "Interim Projections".

         (i)   The definition of "Permitted Prepetition Claim Payment" in
Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by replacing the reference to "$3,000,000" in clause (vi) thereof with "$5,000,000".

         (j) Section 3.2 (Conditions Precedent to the Incremental Facility Effective Date) of the Credit Agreement is hereby amended as follows:

              (i) by deleting subparagraph (ii) of clause (a) in its entirety and replacing it with the following:

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


         (ii) [Intentionally Omitted];

              (ii) by deleting subparagraph (iii) of clause (a) in its entirety and replacing it with the following:

         (iii) [Intentionally Omitted]; and

              (iii) by deleting subparagraph (i) of clause (c) in its entirety and replacing it with the following:

         (i) A detailed business plan of the Borrower and its Subsidiaries which shall include a financial forecast (including income statements, balance sheets, cash flow statements and a detailed listing of assumptions) on a monthly basis for the first twelve months after the Closing Date prepared by management of the Borrower.

              (iv) by amending subparagraph (v) of clause (c) thereof by deleting the phrase "and Accounts".

              (v) by adding as a new clause (k) thereof the following:

         (k) All "Term Loans" under and as defined in the Existing Credit Agreement, and all undisputed accrued interest, fees and other amounts payable thereunder, shall (concurrently with the making of the Revolving Loans on the Incremental Facility Effective Date) have been repaid in full and the Administrative Agent shall have received a payoff letter duly executed and delivered by the Borrower and Jewelry Investors II, L.L.C., as the Term Agent, in form and substance satisfactory to the Administrative Agent.

         (k) Section 4.4(c) (Financial Statements) of the Credit Agreement is hereby amended by deleting the text, beginning with phrase "The Incremental Projections will have been prepared", through to the end of such Section 4.4
(c).

         (l) Section 4.19(d) (Secured, Super Priority Obligations) of the Credit Agreement is hereby amended by (i) by replacing the word "and" at the end of clause (iii) thereof with "," and (ii) adding as a new clause (iv) thereof the following: "and (iv) the purchase money Lien on the Chief Executive Office".

         (m) Article V (Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         Each of the Borrower and the other Loan Parties agrees with the Lenders, the Issuers and the Administrative Agent to each of the following as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

         SECTION   5.1. MINIMUM EBITDAR.

         (a) The Borrower shall have, as of the last day of each Fiscal Month set forth below, EBITDAR for the twelve Fiscal Months ending on such day (or with respect to the Fiscal Months ending on or before October 1, 2005, the period commencing on

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

     October 3, 2004 and ending on the last day of such Fiscal Month) of not less than the amount set forth opposite such Fiscal Month:

       ------------------------------------- ----------------------------
                  Fiscal Month                     Minimum EBITDAR
               Ending on or Around
       ------------------------------------- ----------------------------
                 March 31, 2005                     ($4,500,000)
       ------------------------------------- ----------------------------
                 April 30, 2005                     ($7,000,000)
       ------------------------------------- ----------------------------
                  May 31, 2005                      ($8,500,000)
       ------------------------------------- ----------------------------
                  June 30, 2005                     ($11,000,000)
       ------------------------------------- ----------------------------
                  July 31, 2005                     ($13,000,000)
       ------------------------------------- ----------------------------
                 August 31, 2005                    ($14,000,000)
       ------------------------------------- ----------------------------
               September 30, 2005                   ($16,000,000)
       ------------------------------------- ----------------------------
                October 31, 2005                    ($12,500,000)
       ------------------------------------- ----------------------------
                November 30, 2005                   ($6,000,000)
       ------------------------------------- ----------------------------
                December 31, 2005                        $0
       ------------------------------------- ----------------------------

         (b) The Borrower shall have, as of the last day of the Fiscal Month ending on or around January 31, 2006 and each Fiscal Month thereafter, EBITDAR for the twelve Fiscal Months ending on such day of not less than amounts to be established by the Administrative Agent, pursuant to the last paragraph of this Article V, in its sole discretion exercised reasonably and in accordance with customary business practices for its comparable asset based transactions.

         SECTION   5.2. CAPITAL EXPENDITURES.

         (a) The Borrower shall not permit Capital Expenditures (other than Capital Expenditures permitted pursuant to Section 8.1(k)) to be made or incurred during the calendar year ended December 31, 2005 to be in excess of $5,000,000.

         (b) The Borrower shall not permit Capital Expenditures (other than Capital Expenditures permitted pursuant to Section 8.1(k)) to be made or incurred during the calendar year ended December 31, 2006 and each calendar year thereafter to be in excess of amounts to be established by the Administrative Agent, pursuant to the last paragraph of this Article V, in its sole discretion exercised reasonably and in accordance with customary business practices for its comparable asset based transactions.

         The Administrative Agent shall, in consultation with the Borrower, establish the respective amounts for each of the financial covenants referred to in Sections 5.1(b) and 5.2(b) on or before January 15, 2006 based upon the Administrative Agent's analysis of the Borrower's annual business plan for the calendar year beginning January 1, 2006 delivered by the Borrower pursuant to Section 6.1(e) (or, if the Borrower shall fail to deliver such annual business plan in accordance with Section 6.1(e), based upon the Administrative Agent's analysis of the most recent information available to the Administrative Agent). Such analysis by the Administrative Agent and the establishment of such covenant levels shall be conducted reasonably and in accordance with customary business practices for its comparable asset based transactions. Upon the Administrative Agent establishing the respective amounts for each of the financial covenants referred to in Sections 5.1(b) and 5.2(b), such amounts shall be deemed incorporated into such

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

     provisions of this Agreement pursuant to an annex to this Agreement delivered by the Administrative Agent to the Borrower.

         (n) Section 6.1(e) (Business Plans) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (e) Business Plan. Not later than December 31 of each calendar year, and containing substantially the types of financial information contained in the Projections, (i) the annual business plan of the Borrower and its Subsidiaries for the period beginning on January 1 of the next succeeding calendar year and ending on the second anniversary of the Closing Date approved by the Board of Directors of the Borrower, (ii) forecasts prepared by management of the Borrower for each fiscal month in the next succeeding calendar year, and (iii) forecasts prepared by management of the Borrower for each of the succeeding calendar years through the calendar year in which the Revolving Credit Termination Date is scheduled to occur, including, in each instance described in clause (ii) and clause
     (iii) above, (A) a projected year-end Consolidated balance sheet and income statement and statement of cash flows and (B) a statement of all of the material assumptions on which such forecasts are based.

         (o) Section 6.1(i) (Cash Flows) of the Credit Agreement is hereby amended and restated in its entirety as follows:

         (i) Cash Flows. The Borrower shall deliver, as soon as available and in any event not later than Monday of each week, a 13-week rolling cash flow forecast, which forecast shall (i) detail projected cash receipts and cash disbursements on a weekly basis for the current week and the next 12 weeks, (ii) set forth in comparative form the actual cash receipts and cash disbursements for the prior week and the variance from the projections for such prior week and (iii) otherwise be in form and detail reasonably satisfactory to the Administrative Agent.

         (p) Section 6.11 (Borrowing Base Determinations) of the Credit Agreement is hereby amended as follows:

              (i) by amending clause (a) thereof by deleting the phrase "together with a detailed calculation as to the amount of the Equity Cushion as of such date" from such clause.

              (ii) by amending and restating clause (b) thereof in its entirety as follows:

         (b) The Borrower shall conduct, or shall cause to be conducted, at its expense and upon request of the Administrative Agent, such appraisals, investigations and reviews as the Administrative Agent shall request for the purpose of determining the Borrowing Base, all upon notice and at such times during normal business hours and as often as may be reasonably requested, and all of which appraisals, investigations and reviews shall (if applicable) be prepared by third parties acceptable to and engaged by the Administrative Agent; provided, however, that unless a Default or Event of Default shall be continuing, the Administrative Agent shall request (i) no more than four such appraisals, investigations and reviews with respect to the Inventory of the Borrower and its Subsidiaries and (ii) no more than four such appraisals, investigations and reviews with respect to the Accounts and Installment Contracts of the Borrower and its

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


     Subsidiaries, in each case during any calendar year; provided, further that, if requested by the Borrower, the Administrative Agent will (unless the Administrative Agent reasonably objects thereto), obtain or conduct such appraisals, investigations and reviews at such additional times as the Borrower may reasonably request (including after the completion of the Borrower's going-out-of-business sale program). The Borrower shall furnish to the Administrative Agent any information that the Administrative Agent may reasonably request regarding the determination and calculation of the Borrowing Base including correct and complete copies of any invoices, underlying agreements, instruments or other documents and the identity of all Account Debtors in respect of Accounts referred to therein.

              (iii) by adding as a new clause (e) the following:

         (e) The Administrative Agent shall have received, in form and substance satisfactory to it, completed third party appraisals of all Accounts of the Borrower and its Subsidiaries on or before March 11, 2005 (or such later date acceptable to the Administrative Agent in its sole discretion as may be notified to the Borrower by the Administrative Agent).

         (q) Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement is hereby amended as follows:

              (i) clause (c) is hereby amended by inserting at the beginning of such clause the following: "(x) deliver to the Administrative Agent within two Business Days from the Incremental Facility Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion as may be notified to the Borrower by the Administrative Agent),
(A) all certificates, instruments and other documents representing all Pledged Stock being pledged pursuant to this Agreement and stock powers for such certificates, instruments and other documents executed in blank and (B) all instruments representing all Pledged Notes being pledged pursuant to this Agreement, in each case duly endorsed in favor of the Administrative Agent or in blank and (y)".

              (ii) by amending and restating the proviso following clause
(f) thereof to read as follows: "provided, however, that the requirements of this Section 7.11 shall not be applicable to (i) Cougar Reinsurance Company Ltd. or FCJV, L.P. until March 31, 2005 (or such later date acceptable to the Administrative Agent in its sole discretion as may be notified to the Borrower by the Administrative Agent) or (ii) FCJV, LP. so long as it has no assets." Notwithstanding any other provision of this Agreement (including
Section 11.1), the Collateral shall not include any Stock of Cougar Reinsurance Company Ltd. until March 31, 2005 (or, if applicable, such later date determined as aforesaid)".

         (r) Section 7.12(a) (Control Accounts; Approved Deposit Accounts) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (a) From and after the date which is ten Business Days after the Incremental Facility Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion as may be notified to the Borrower by the Administrative Agent), such Loan Party shall, and shall cause each of its Subsidiaries to, (x) deposit or cause to be deposited in the Cash Concentration Account all cash they receive within one Business Day of such receipt; provided, however, that such period shall be extended to two Business Days in the case of any such cash which is deposited in, or transferred to, an

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

     Approved Deposit Account prior to it being transferred to the Cash Concentration Account, (y) not establish or maintain any Securities Account that is not a Control Account and (z) not establish or maintain any Deposit Account (other than Deposit Accounts existing on the date hereof) other than with a Deposit Account Bank; provided, however, that such Loan Party and each of its respective Subsidiaries may (A) maintain payroll, withholding tax, escrow and other fiduciary accounts, (B) maintain accounts with the Administrative Agent, (C) maintain petty cash at stores in the ordinary course of business and consistent with past practice in all material respects in an aggregate amount not to exceed $350,000, (D) maintain balances in accounts in respect of items that have not yet cleared or to fund pending disbursements from such accounts, (E) maintain cash balances in a segregated account with Bank of America, N.A. solely as collateral for Automatic Clearinghouse (ACH) functions performed by Bank of America, N.A. with respect to any Loan Party as long as the aggregate balance in such account does not exceed $1,500,000 and
     (F) maintain other accounts with cash balances as long as the aggregate balance in all such accounts does not exceed $500,000.

         (s) Section 7.13 (Cash Flow Variances) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"[Intentionally Omitted]".

         (t) Section 8.1 (Indebtedness) of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (j) thereof, (ii) inserting as a new clause (k) thereof the following:

         (k) Capital Lease Obligations and purchase money Indebtedness incurred by the Loan Parties to finance the acquisition of a point of sale system; provided, however, that (i) the aggregate outstanding principal amount of all such Capital Lease Obligations and purchase money Indebtedness shall not exceed $5,000,000 and (ii) promptly after the execution thereof, the Borrower shall have delivered to the Administrative Agent true and correct copies of all agreements, documents or instruments at any time executed and/or delivered by the Borrower or any of its Subsidiaries in connection therewith or related thereto and (iii) renumbering the existing clause (k) thereof as "clause (l)".

         (u) Section 8.2(d) (Liens, Etc.) of the Credit Agreement is hereby amended by (i) adding at the beginning of such clause the subclause number "(i)" and (ii) adding as a new subclause (ii) thereof the following:

         and (ii) Liens granted by such Loan Party or any Subsidiary of such Loan Party securing Capital Lease Obligations and purchase money Indebtedness permitted under Section 8.1(k) and limited in each case to the property subject to such Capital Lease or purchased with the proceeds of such purchase money Indebtedness;

         (v) Section 9.1(o) (Events of Default) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (o) In the event that the "Disputed Claims" (as defined in the Final Order) with respect to amounts alleged to be payable pursuant to the Existing Credit Agreement (other than any claims with respect to indemnities under the Existing Credit Agreement) are settled or (with the prior written approval of the Administrative Agent) discharged in full by payment, then (i) the Borrower shall fail to file a motion or pleading with the

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


     Bankruptcy Court within 14 days following the date of such settlement or discharge for the release of all prepetition Liens securing obligations under the Existing Credit Agreement and the loan documentation related thereto (unless such release is made on a consensual basis prior to the expiration of such 14-day period) or
     (ii) such prepetition Liens shall fail to be released (by Order of the Bankruptcy Court or otherwise) on or before the date which is 60 days after the filing of such motion or pleading.

         (w) Section 9.1(p) (Events of Default) of the Credit Agreement is hereby amended by replacing the reference to ", or" with ".".

         (x) Section 9.1(q) (Events of Default) of the Credit Agreement is hereby amended and restated it in its entirety to read as follows: "(q) [Intentionally Omitted]".

         (y) Section 9.1(r) (Events of Default) of the Credit Agreement is hereby amended and restated it in its entirety to read as follows: "(r) [Intentionally Omitted]".

         (z) Section 11.2(a) (Perfection of Security Interests) of the Credit Agreement is hereby amended by inserting at the end of such Section the following:

         Prior to the occurrence and continuation of an Event of Default, the Administrative Agent shall not direct the transfer of any balances in any Approved Deposit Account to any account other than the Cash Concentration Account.

         (aa) Paragraph (d) of Schedule 1.1 (Permitted Transactions) to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (d) Vendor Lien Program. (i) The assumption by the Loan Parties of the Borrower's pre-petition Vendor Lien Program with such changes thereto as the Borrower deems necessary or desirable in its reasonable judgment; provided, that (A) all Liens thereunder shall be fully subordinated to the Administrative Agent's Liens on any Collateral subject thereto to at least the same extent such Liens were subordinated to the obligations of and Liens granted by the Loan Parties in respect of the Existing Credit Agreement and (B) such program as so assumed does not require the Loan Parties to make any payments of any prepetition claims not permitted by the following clause (ii) or clause (iii); (ii) the payment by the Loan Parties of
     (A) up to $4,754,000 in respect of the standstill amount of prepetition obligations under the prepetition Vendor Lien Program at any time on or after the later of the entry of the Final Order and the Incremental Facility Effective Date and (B) up to $19,000,000 of additional prepetition obligations under the Vendor Lien Program pursuant to a payment plan which shall be reasonably acceptable to the Administrative Agent and the Borrower (which balance may in any event may be paid in connection with the consummation of a plan of reorganization); and
     (iii) the payment by the Loan Parties to vendors in respect of prepetition amounts under the Vendor Lien Program (to the extent not paid pursuant to clause (ii) above) of an aggregate amount equal to the sum of (x) the amount for which the applicable vendors shall have extended post-petition trade terms of not less than 60 days (unless the Administrative Agent shall have approved a shorter period with respect thereto), (y) an amount (determined pursuant to a methodology approved in advance by the Administrative Agent) attributable to Inventory provided to the Loan Parties on consignment by the applicable vendors; and (z) an amount equal to the credit extended to any Loan Party by vendors in exchange for unsold Inventory which has been returned to the applicable vendors and which credit is to be applied by the Loan Parties against simultaneous or future purchases of inventory from such vendors; provided, that in each case pursuant to this clause
     (iii), the Available Credit (immediately after giving effect to any proposed payment pursuant to this clause (iii)) shall be at least $10,000,000. The foregoing shall not limit the rights of any vendor to seek payment of any unpaid secured claims held by it under the Vendor Lien Program in connection with the consummation of a plan of reorganization with respect to the Loan Parties; and

     SECTION 2.   CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

         This Amendment shall become effective as of the date (the "Amendment Effective Date") each of the following conditions precedent shall have been satisfied:

         (a) Amendment. The Administrative Agent shall have received this Amendment, duly executed by each Loan Party, the Lenders and the Administrative Agent.

         (b) Incremental Facility Effective Date. The Incremental Facility Effective Date shall occur concurrently with the Amendment Effective Date.

         (c) Representations and Warranties. The representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and in the other Loan Documents shall be true and correct all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

         (d) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

         (e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries as of the Amendment Effective Date seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document.

     SECTION 3.   REDUCTION OF THE REVOLVING CREDIT COMMITMENTS

         On and as of the Amendment Effective Date, the Borrower and the Lenders agree that the aggregate Revolving Credit Commitments shall automatically and permanently be reduced to $125,000,000.

     SECTION 4.   REPRESENTATIONS AND WARRANTIES

         On and as of the Amendment Effective Date, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender as follows:

         (a) this Amendment has been duly authorized, executed and delivered by such Loan Party, and constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms;

         (b) the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and in the other Loan Documents are true and correct all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

         (c)   no Default or Event of Default has occurred and is continuing;
and

         (d) no litigation has been commenced against any Loan Party or any of its Subsidiaries s eeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document.

     SECTION 5.   EXPENSES

         The Borrower and each other Loan Party agrees to pay on demand in accordance with, and to the extent required by, the terms of Section 13.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and reasonable out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

     SECTION 6.   REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

         (a) As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit
Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

         (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

         (d)   This Amendment is a Loan Document.

     SECTION 7.   EXECUTION IN COUNTERPARTS

         This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 8.   GOVERNING LAW

         This Amendment shall be governed by and construed in accordance with the law of the State of New York.

     SECTION 9.   SECTION TITLES

         The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

     SECTION 10.   NOTICES

         All communications and notices hereunder shall be given as provided in the Credit Agreement.

     SECTION 11.   SEVERABILITY

         The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

     SECTION 12. SUCCESSORS

         The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 13. WAIVER OF JURY TRIAL

         EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY
IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

                           [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                      FRIEDMAN'S INC.,
                                           as Borrower

                                      By: /s/ Sam Cusano
                                         -----------------------------------
                                      Name:
                                      Title:

                                      FI STORES LIMITED PARTNERSHIP,
                                           as a Subsidiary Guarantor

                                      By: /s/ Sam Cusano
                                         -----------------------------------
                                      Name:
                                      Title:

                                      FRIEDMAN'S MANAGEMENT CORP.,
                                           as a Subsidiary Guarantor

                                      By: /s/ Sam Cusano
                                         -----------------------------------
                                      Name:
                                      Title:

                                      FRIEDMAN'S FLORIDA PARTNERSHIP,
                                           as a Subsidiary Guarantor

                                      By: /s/ Sam Cusano
                                         -----------------------------------
                                      Name:
                                      Title:

                                      FRIEDMAN'S HOLDING CORP.,
                                           as a Subsidiary Guarantor

                                      By: /s/ Sam Cusano
                                         -----------------------------------
                                      Name:
                                      Title:

                                      FCJV HOLDING CORP.,
                                           as a Subsidiary Guarantor

                                      By: /s/ Sam Cusano
                                         -----------------------------------
                                      Name:
                                      Title:

                                      FRIEDMAN'S INVESTMENTS LLC,
                                           as a Subsidiary Guarantor

                                      By: /s/ Sam Cusano
                                         -----------------------------------
                                      Name:
                                      Title:

                                      FRIEDMAN'S BENEFICIARY INC.,
                                           as a Subsidiary Guarantor

                                      By: /s/ Sam Cusano
                                         -----------------------------------
                                      Name:
                                      Title:

                                      CITICORP USA, INC.,
                                           as Administrative Agent and Lender

                                      By: /s/ Thomas M. Halsch
                                         -----------------------------------
                                      Name: Thomas M. Halsch
                                      Title: Vice President